UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

96 Pitts Bay Road

Pembroke, HM08, Bermuda

(Address of principal executive offices and zip code)

(441) 279-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares	ATH	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A, par value $1.00 per share	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1000th interest in a 5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B, par value $1.00 per share	ATHPrB	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preference Share, Series C, par value $1.00 per share	ATHPrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modifications to Rights of Security Holders

On December 18, 2020, Athene Holding Ltd. (the “Company”) consummated its public offering of 23,000,000 depositary shares (the “Depositary Shares”) (including 1,000,000 shares pursuant to the Underwriters’ (as defined below) partial exercise of their option to purchase additional Depositary Shares), each of which represents a 1/1,000th interest in a share of its 4.875% Fixed-Rate Perpetual Non-Cumulative Preference Shares, Series D, par value of $1.00 per share with a liquidation preference of $25,000 per share (equivalent to $25 per Depositary Share) (the “Preference Shares”). We expect the depositary shares to trade on the New York Stock Exchange under the symbol “ATHPrD.”

Dividends on the Preference Shares will be payable on a non-cumulative basis only when, as and if declared, quarterly in arrears on the 30th day of March, June, September, and December of each year, commencing on March 30, 2021, at a rate equal to 4.875% of the liquidation preference per annum (equivalent to $1,218.75 per Series D Preference Share and $1.21875 per Depositary Share per annum).

In connection with such transaction, the Company adopted a Certificate of Designations (the “Certificate of Designations”) with respect to the Preference Shares. Pursuant to the Certificate of Designations, the Preference Shares rank senior to the Company’s Class A common shares and any other junior shares and rank pari passu with the Series A Preference Shares, the Series B Preference Shares and the Series C Preference Shares, each as defined in the Certificate of Designations.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein. The form of share certificate for any Preference Shares that may be issued in certificated form is attached hereto as Exhibit 4.2 and incorporated by reference herein.

In connection with the issuance of the Depositary Shares, the Company entered into a Deposit Agreement, dated as of December 18, 2020 (the “Deposit Agreement”), by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively, and the holders from time to time of the depositary receipts (the “Depositary Receipts”) evidencing the Depositary Shares. The Preference Shares were deposited against delivery of the Depositary Receipts pursuant to the Deposit Agreement. The Deposit Agreement is attached hereto as Exhibit 4.3 and the form of Depositary Receipt is attached hereto as Exhibit 4.4. The foregoing description of the Deposit Agreement is entirely qualified by reference to such exhibit, which is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bye-Laws

Item 3.03 above is incorporated by reference herein.

Item 8.01	Other Events

On December 14, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC as representatives of the several underwriters (the “Underwriters”) named therein, relating to the issuance and sale by the Company of the Preference Shares (the “Offering”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Offering was made pursuant to a shelf registration statement on Form S-3 (No. 333-222392) and the prospectus included therein filed with the United States Securities and Exchange Commission (the “Commission”) on January 3, 2018 and a prospectus supplement filed with the Commission on December 14, 2020.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 14, 2020, by and among Athene Holding Ltd. and BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein

4.1	Certificate of Designations of 4.875% Fixed-Rate Perpetual Non-Cumulative Preference Shares, Series D

4.2	Form of Share Certificate evidencing 4.875% Fixed-Rate Perpetual Non-Cumulative Preference Share, Series D

4.3	Deposit Agreement, dated December 18, 2020, between the Company and Computershare Inc. and Computershare Trust Company, N.A., collectively, and the holders from time to time of the Depositary Receipts

4.4	Form of Depositary Receipt (included in Exhibit 4.3)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP Limited (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: December 18, 2020	By:	/s/ John Golden
John Golden
Executive Vice President and General Counsel